UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2008

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Hexion Specialty Chemicals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01	Other Events

On July 3, 2008, Hexion Specialty Chemicals, Inc. (the “Company”) received a letter (the “Huntsman Letter”) from Huntsman Corporation (“Huntsman”) responding to the Company’s letter to Huntsman dated July 2, 2008. In addition, on July 4, 2008, the
Company received a letter from Huntsman (the “Extension Letter”, and together with the
Huntsman Letter, the “Huntsman Letters”) purporting to extend the Termination Date under the Agreement and Plan of Merger, dated July 12, 2007, by and among the
Company, Nimbus Merger Sub Inc. and Huntsman (the “Merger Agreement”) to October
2, 2008. In response to the Huntsman Letters, the Company sent a letter to Huntsman on
July 7, 2008 (the “Response Letter”).

A copy of the Response Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Letter from Hexion Specialty Chemicals, Inc. to Huntsman
Corporation, dated July 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: July 7, 2008
By: /s/ Mary Ann Jorgenson
Name: Mary Ann Jorgenson
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Hexion Specialty Chemicals, Inc. to Huntsman
Corporation, dated July 7, 2008.